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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) July 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-13T1, Mortgage Pass-Through Certificates, Series 2003-31).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On June 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-31.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated June 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-31.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                      355          $  174,995,626.05       59.69%
Colorado                         13          $    6,022,967.95        2.05%
Florida                          18          $    8,790,174.08        3.00%
Massachusetts                    21          $    9,852,449.66        3.36%
New Jersey                       25          $   12,380,806.85        4.22%
New York                         39          $   18,393,695.29        6.27%
xOther (less than 2%)           133          $   62,715,186.41       21.39%
                         ------------------------------------------------------
                                604          $  293,150,906.29      100.00%


----------
(1) The Other row in the preceding table includes 30 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.006% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

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                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
619 and Below                   10          $    4,376,539.85         1.49%
620-659                        232          $  100,798,519.59        34.38%
660-699                        203          $  101,217,873.32        34.53%
700-719                         53          $   27,015,567.74         9.22%
720 and Above                  101          $   57,642,405.79        19.66%
Not Scored                       5          $    2,100,000.00         0.72%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%


----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 683.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Full/Alternative               294          $  136,979,917.28        46.73%
Preferred                       24          $   17,105,870.43         5.84%
Reduced                        208          $  100,539,276.35        34.30%
Streamlined                     78          $   38,525,842.23        13.14%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%

                         Types of Mortgaged Properties

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                            Number of      Aggregate Principal     Percent of
Property Type             Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                       24          $   12,797,817.15         4.37%
Cooperative                      1          $      358,687.62         0.12%
Hi-rise Condominium              6          $    2,454,658.84         0.84%
Low-rise Condominium            20          $    9,421,049.06         3.21%
Planned Unit Development       138          $   67,623,383.08        23.07%
Single Family Residence        415          $  200,495,310.54        68.39%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal      Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
      5.250                      2          $      928,000.00         0.32%
      5.375                      5          $    2,557,500.00         0.87%
      5.500                     21          $   10,371,517.98         3.54%
      5.625                     29          $   13,797,124.25         4.71%
      5.750                    100          $   49,293,516.86        16.82%
      5.875                    125          $   61,802,069.43        21.08%
      5.880                      1          $      382,500.00         0.13%
      5.920                      1          $      400,000.00         0.14%
      5.990                      1          $      472,800.00         0.16%
      6.000                     89          $   43,002,850.76        14.67%
      6.125                     55          $   23,882,734.86         8.15%
      6.150                      2          $      680,907.96         0.23%
      6.205                      1          $      364,500.00         0.12%
      6.250                     48          $   23,728,868.32         8.09%
      6.375                     38          $   19,609,032.51         6.69%
      6.500                     28          $   12,963,648.24         4.42%
      6.625                      9          $    4,646,871.26         1.59%
      6.750                     15          $    7,345,759.40         2.51%
      6.875                      9          $    4,210,552.11         1.44%
      7.000                     13          $    6,395,078.85         2.18%
      7.125                      2          $      923,803.78         0.32%
      7.250                      2          $    1,592,654.86         0.54%
      7.375                      1          $      609,466.44         0.21%
      7.500                      4          $    1,666,297.12         0.57%
      7.750                      2          $      817,884.29         0.28%
      7.875                      1          $      704,967.01         0.24%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%


----------
(1) The lender acquired mortgage insurance Mortgage loans are shown in the preceding table at the mortgage rates net at the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.061% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.064% per annum.

                           Purpose of Mortgage Loans

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                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance             176          $   84,369,610.96        28.78%
Purchase                       167          $   79,555,762.79        27.14%
Rate/Term Refinance            261          $  129,225,532.54        44.08%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%

                      Original Loan-to-Value Ratios(1)(2)

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Range of
Original Loan-to-           Number of      Aggregate Principal      Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                   52          $   33,124,509.83        11.30%
50.01 to 55.00                  20          $   11,038,832.93         3.77%
55.01 to 60.00                  28          $   14,853,088.34         5.07%
60.01 to 65.00                  50          $   26,064,684.07         8.89%
65.01 to 70.00                  89          $   43,939,043.90        14.99%
70.01 to 75.00                 118          $   55,826,728.20        19.04%
75.01 to 80.00                 211          $   93,648,522.96        31.95%
80.01 to 85.00                   4          $    1,700,950.00         0.58%
85.01 to 90.00                  16          $    6,413,429.57         2.19%
90.01 to 95.00                  16          $    6,541,116.49         2.23%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.42%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                      15          $    8,279,560.74         2.82%
Owner Occupied                 580          $  280,260,996.62        95.60%
Second/Vacation Home             9          $    4,610,348.93         1.57%
                         ------------------------------------------------------
                               604          $  293,150,906.29       100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

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Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
  $250,000.01 -   $300,000.00         1     $      298,713.44         0.10%
  $300,000.01 -   $350,000.00        68     $   23,090,908.91         7.88%
  $350,000.01 -   $400,000.00       182     $   68,600,370.01        23.40%
  $400,000.01 -   $450,000.00        93     $   39,752,258.98        13.56%
  $450,000.01 -   $500,000.00        85     $   40,525,090.32        13.82%
  $500,000.01 -   $550,000.00        45     $   23,661,810.53         8.07%
  $550,000.01 -   $600,000.00        36     $   20,776,129.45         7.09%
  $600,000.01 -   $650,000.00        47     $   29,830,203.31        10.18%
  $650,000.01 -   $700,000.00         5     $    3,335,133.26         1.14%
  $700,000.01 -   $750,000.00         7     $    5,083,356.72         1.73%
  $750,000.01 - $1,000,000.00        21     $   18,722,631.36         6.39%
$1,000,000.01 - $1,500,000.00        10     $   12,427,300.00         4.24%
$1,500,000.01 - $2,000,000.00         4     $    7,047,000.00         2.40%
                             --------------------------------------------------
                                    604     $  293,150,906.29       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $485,349.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
  Remaining Terms           Number of      Aggregate Principal      Percent of
to Maturity (months)     Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
       360                     402          $  198,665,594.00         67.77%
       359                      87          $   37,772,819.60         12.89%
       358                      22          $   11,212,148.17          3.82%
       357                      25          $   11,993,999.56          4.09%
       356                      13          $    6,606,233.34          2.25%
       355                       8          $    4,654,731.06          1.59%
       354                       7          $    3,496,555.61          1.19%
       353                       5          $    2,203,063.87          0.75%
       352                       8          $    3,370,404.56          1.15%
       351                       4          $    1,782,226.84          0.61%
       350                       1          $      704,967.01          0.24%
       349                       2          $    1,032,677.86          0.35%
       347                       1          $      470,887.73          0.16%
       342                       1          $      457,074.68          0.16%
       300                       1          $      370,000.00          0.13%
       299                       2          $      879,333.04          0.30%
       286                       1          $      322,590.15          0.11%
       240                      13          $    6,786,400.00          2.31%
       239                       1          $      369,199.21          0.13%
                         ------------------------------------------------------
                               604          $  293,150,906.29        100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  July 14, 2003



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